MUNIYIELD
INSURED
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MuniYield Insured Fund, Inc., April 30, 2000


TO OUR SHAREHOLDERS

For the six months ended April 30, 2000, the Common Stock of MuniYield Insured Fund, Inc. earned $0.424 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.24%, based on a month-end per share net asset value of $13.62. Over the same period, the total investment return on the Fund's Common Stock was +3.39%, based on a change in per share net asset value from $13.64 to $13.62, and assuming reinvestment of $0.427 per share income dividends.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 2000 were: Series A, 3.70%;
Series B, 3.70%; Series C, 3.79%; Series D, 3.35%; Series E, 3.95%; Series F, 4.16%; and Series G, 3.85%.


The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to end the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
During the six-month period ended April 30, 2000, we continued our investment strategy of seeking to enhance the level of tax-exempt income and to decrease the price volatility of the Fund. We focused on purchasing premium couponed issues in the 11-year - 20-year maturity range and the sale of long duration bonds. Because of the steepness in the municipal bond market yield curve, these issues represented 90% - 95% of the yield available on the long end of the curve. This maturity sector also provided for greater protection from any volatility the market has experienced recently. We were prevented from fully reducing the Fund's duration because of a scarcity of new issues coming to market that could be defensively structured.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the USTreasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to remain in a narrow range, we do not anticipate making any consequential changes to the Fund, and we will continue to maintain our present investment strategy. If either the US economy or equity markets display any major weakness, we may adopt a more positive stance in order to enhance portfolio appreciation.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 30, 2000



MuniYield Insured Fund, Inc., April 30, 2000



Portfolio
Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax
               (subject to)
COP            Certificates of Participation
DATES          Daily Adjustable Tax-Exempt Securities
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
TRAN           Tax Revenue Anticipation Notes
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Alaska--1.8%    AAA       Aaa     $ 3,695   Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley
                                            Lake), Fourth Series, 6% due 7/01/2018 (g)                         $   3,845

                AAA       AAA      10,000   Alaska State Housing Finance Corporation Revenue Bonds, RITR,
                                            Series 2, 6.62% due 6/01/2035 (i)(k)                                   9,863

                NR*       Aaa      10,410   Alaska State Housing Finance Corporation, Revenue Refunding
                                            Bonds, RITR, Series 2, 6.22% due 12/01/2024 (d)(e)(h)(i)(k)            9,919


Arizona--0.7%   NR*       NR*       5,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                            Project), AMT, 6.70% due 3/01/2020                                     5,053

                AAA       Aaa       3,800   Tempe, Arizona, Unified High School District Number 213, GO,
                                            Refunding, 6.25% due 7/01/2004 (c)                                     3,987


California      AAA       Aaa       5,250   Anaheim, California, Public Financing Authority, Lease
--19.1%                                     Revenue Bonds (Public Improvements Project), Senior-Series A,
                                            6% due 9/01/2024 (g)                                                   5,448

                                            California HFA, Revenue Bonds, AMT:
                A+        Aa2       3,750    RIB, Series B-2, 8.483% due 8/01/2023 (d)(k)                          3,937
                AAA       Aaa       1,595    Series E, 7% due 8/01/2026 (i)                                        1,647

                AAA       Aaa      10,000   California State, GO, 5.25% due 6/01/2021 (a)                          9,278

                                            California State, GO, Refunding:
                AA-       Aa3      15,990    5.50% due 3/01/2017                                                  15,833
                AA-       Aa3      10,000    5.50% due 3/01/2018                                                   9,832
                AAA       Aaa       9,750    5% due 8/01/2024 (i)                                                  8,568
                AA-       Aa3      10,000    5.50% due 9/01/2024                                                   9,573

                BBB+      Baa1      5,000   California Statewide Communities Development Authority, COP
                                            (Catholic Healthcare West), 6.50% due 7/01/2020                        4,922

                AAA       Aaa      15,000   Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Bonds, 5.50% due 6/15/2029 (g)                 14,309

                                            Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Refunding Bonds:
                A+        Aa3       7,410    6.125% due 2/15/2019                                                  7,530
                A+        Aa3      10,000    6% due 2/15/2028                                                     10,013

                                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                NR*       Aaa       4,000    RITR, Series RI-7, 6.845% due 11/01/2026 (i)(k)                       4,185
                AAA       Aaa       6,330    Series B, 6.625% due 8/01/2019 (a)                                    6,646
                AAA       Aaa       8,725    Series B, 6.625% due 8/01/2025 (a)                                    9,160

                AAA       Aaa      12,525   Los Angeles, California, Unified School District, GO, Series
                                            A, 5.40% due 7/01/2022 (c)                                            11,888

                AAA       Aaa      15,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                            Senior Series A, 6% due 7/01/2006 (i)(j)                              16,046

                AAA       Aaa       5,000   Los Angeles County, California, Transportation Commission,
                                            Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                            7/01/2015 (c)                                                          5,195

                AAA       Aaa       2,190   Northern California Transmission Revenue Bonds (California--
                                            Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (i)        2,290

                AAA       Aaa      12,000   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                            5.75% due 11/01/2021 (c)                                              11,854

                AAA       Aaa       3,000   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Bonds, Series I, 6% due 1/01/2024 (i)                          3,024

                AAA       Aaa      20,000   San Francisco, California, Bay Area Rapid Transit District,
                                            Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028 (a)               17,380

                                            San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds:
                AAA       Aaa       6,000    AMT, Second Series, Issue 6, 6.60% due 5/01/2024 (a)                  6,344
                AAA       Aaa       9,735    AMT, Second Series, Issue 22, 5% due 5/01/2019 (a)                    8,610
                AAA       Aaa       9,500    Second Series, Issue 9B, 5.25% due 5/01/2020 (c)                      8,833

                AAA       Aaa       5,000   San Francisco, California, City and County, COP (San Francisco
                                            Courthouse Project), 5.875% due 4/01/2021 (g)                          5,021

                AAA       Aaa      10,000   San Francisco, California, City and County Sewer Revenue Bonds,
                                            Series A, 5.95% due 10/01/2025 (c)                                    10,043

                AAA       Aaa       6,895   San Jose, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Merged Area Redevelopment Project), 5.60%
                                            due 8/01/2019 (i)                                                      6,830

                AAA       Aaa       6,000   San Mateo County, California, Joint Powers Authority, Lease
                                            Revenue Refunding Bonds (Capital Projects Program), Series A,
                                            4.75% due 7/15/2023 (g)                                                5,047

                                            Santa Rosa, California, Wastewater Revenue Refunding Bonds (c):
                AAA       Aaa       3,000    Series A, 5.25% due 9/01/2016                                         2,935
                AAA       Aaa       3,295    Series B, 6.125% due 9/01/2017                                        3,366


Colorado--1.4%  NR*       Aaa       1,000   Colorado Health Facilities Authority, Hospital Revenue
                                            Refunding Bonds (Poudre Valley Health Care), Series A, 5.75%
                                            due 12/01/2023 (g)                                                       976

                AAA       Aaa      10,000   Denver, Colorado, City and County Airport Revenue Refunding
                                            Bonds, Series E, 5.25% due 11/15/2023 (i)                              9,026

                AAA       Aaa       7,000   Douglas County, Colorado, School District No. RE1 (Douglas
                                            and Elbert Counties Improvement), GO, Series A, 6.50% due
                                            12/15/2004 (i)(j)                                                      7,490


Connecticut     AAA       Aaa       7,695   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance
--0.8%                                      Program), Series B, 6.75% due 11/15/2023 (i)                           8,047

                AA-       A1        2,000   Connecticut State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Nursing Home Program--AHF/Hartford),
                                            7.125% due 11/01/2004 (j)                                              2,197


District of     AAA       Aaa      20,100   Metropolitan Washington D.C., Airports Authority, Virginia
Columbia--1.6%                              General Airport Revenue Bonds, AMT, Series A, 6.625%
                                            due 10/01/2019 (i)                                                    20,848


MuniYield Insured Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Florida--1.6%   AAA       Aaa     $ 5,690   Florida State Division Bond Finance Department, General
                                            Services Revenue Bonds (Environmental Protection-
                                            Preservation 2000), Series B, 5.50% due 7/01/2008 (g)              $   5,836

                AAA       Aaa       7,350   Florida State Turnpike Authority, Turnpike Revenue Bonds
                                            (Department of Transportation), Series A, 5.50% due
                                            7/01/2021 (c)                                                          7,074

                NR*       VMIG1++   6,100   Jacksonville, Florida, Health Facilities Authority,
                                            Hospital Revenue Refunding Bonds (Genesis Rehabilitation
                                            Hospital), VRDN, 5.85% due 5/01/2021 (l)                               6,100

                A1+       VMIG1++     150   Jacksonville, Florida, PCR, Refunding (Florida Power and
                                            Light Co. Project), VRDN, 6.05% due 5/01/2029 (l)                        150

                A1+       VMIG1++     900   Pinellas County, Florida, Health Facilities Authority,
                                            Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                            DATES, 5.50% due 12/01/2015 (a)(l)                                       900


Georgia--2.3%                               Atlanta, Georgia, Airport Revenue Refunding Bonds,
                                            Series A (c):
                AAA       Aaa      15,000    5.50% due 1/01/2021                                                  14,408
                AAA       Aaa       5,000    5.50% due 1/01/2026                                                   4,743

                AAA       Aaa      10,000   Georgia Municipal Electric Authority, Power Revenue
                                            Refunding Bonds, Series EE, 6.40% due 1/01/2023 (a)                   10,250


Hawaii--1.9%                                Hawaii State Airports System Revenue Bonds, AMT,
                                            Second Series (i):
                AAA       Aaa       6,000    7% due 7/01/2018                                                      6,242
                AAA       Aaa      17,145    6.75% due 7/01/2021                                                  17,788

Illinois--6.5%  AAA       Aaa      20,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                            Reform Project), Series A, 5.25% due 12/01/2027 (a)                   17,745

                                            Chicago, Illinois, Midway Airport Revenue Bonds, AMT,
                                            Series A (i):
                AAA       Aaa       6,810    6.25% due 1/01/2004 (j)                                               7,184
                AAA       Aaa       2,350    6.25% due 1/01/2024                                                   2,369

                AAA       Aaa       3,870   Chicago, Illinois, O'Hare International Airport, Special
                                            Facility Revenue Bonds (International Terminal), AMT,
                                            6.75% due 1/01/2018 (i)                                                4,023

                AAA       Aaa      12,000   Chicago, Illinois, Public Building Commission, Mortgage
                                            Revenue Bonds, Series A, 6.50% due 1/01/2018 (b)(i)                   12,043

                AAA       Aaa      12,500   Cook County, Illinois, GO, Capital Improvement, Series A,
                                            5% due 11/15/2028 (c)                                                 10,638

                A1        VMIG1++   9,100   Illinois Health Facilities Authority, Revenue Refunding
                                            Bonds (University of Chicago Hospitals), VRDN, 5.45% due
                                            8/01/2026 (i)(l)                                                       9,100

                AAA       Aaa      22,235   Metropolitan Pier and Exposition Authority, Illinois,
                                            Dedicated State Tax Revenue Refunding Bonds (McCormick
                                            Plant Expansion Project), 5.50% due 12/15/2024 (c)                    21,003


Indiana--1.9%   AAA       Aaa      10,000   Indiana Health Facilities Financing Authority, Hospital
                                            Revenue Bonds (Charity Obligation Group), 5.50% due
                                            11/15/2024 (i)                                                         9,241

                AAA       Aaa       2,400   Indiana State Vocational Technical College, Building
                                            Facilities Revenue Refunding Bonds (Student Fee), Series D,
                                            6.50% due 7/01/2014 (a)                                                2,525

                AAA       Aaa      10,000   Indianapolis, Indiana, Economic Development Revenue Bonds
                                            (Archdiocese of Indianapolis), 5.50% due 7/01/2026 (i)                 9,368

                AA        NR*       3,000   Indianapolis, Indiana, Local Public Improvement Bond
                                            Bank Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020            3,154


Iowa--0.0%      AAA       Aaa         505   Iowa Financing Authority, S/F Mortgage Revenue Refunding
                                            Bonds, Series F, 6.35% due 7/01/2009 (a)(f)                              511

Kansas--2.0%    AAA       Aaa      20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (i)                                21,062

                AAA       Aaa       5,000   Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, 5.25% due 9/01/2017 (a)                                         4,707


Maryland--0.3%  NR*       Aa3       2,085   Maryland State Community Development Administration, M/F
                                            Housing Revenue Refunding Bonds (Department of Housing and
                                            Community Development), Series C, 6.65% due 5/15/2025 (d)(h)           2,153

                NR*       Aa2       1,920   Maryland State Community Development Administration, S/F
                                            Program Revenue Refunding Bonds (Department of Housing and
                                            Community Development), AMT, 2nd Series, 6.55% due 4/01/2026           1,952


Massachusetts   AAA       Aaa       6,640   Boston, Massachusetts, Water and Sewer Commission Revenue
--2.5%                                      Bonds, Senior Series D, 4.75% due 11/01/2022 (c)                       5,543

                AAA       Aaa      10,000   Massachusetts State, HFA, Housing Development Revenue
                                            Refunding Bonds, Series B, 5.40% due 12/01/2028 (i)                    9,070

                AAA       Aaa       7,130   Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds (New England Medical Center
                                            Hospitals), Series F, 6.625% due 7/01/2025 (c)                         7,337

                AAA       Aaa      10,000   Massachusetts State Health and Educational Facilities
                                            Authority, Revenue Refunding Bonds (Northeastern University),
                                            Series E, 6.55% due 10/01/2022 (i)                                    10,492


Michigan--3.1%  AAA       Aaa       2,750   Caledonia, Michigan, Community Schools, GO, Refunding,
                                            6.625% due 5/01/2014 (a)                                               2,881

                AAA       Aaa      21,750   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company Pollution Project),
                                            6.875% due 12/01/2021 (c)                                             22,743

                                            Monroe County, Michigan, PCR (Detroit Edison Company
                                            Project), AMT (i):
                AAA       Aaa       5,000    Series CC, 6.55% due 6/01/2024                                        5,183
                AAA       Aaa       8,500    Series I-B, 6.55% due 9/01/2024                                       8,824


Minnesota       BBB+      Baa1      4,500   Minneapolis and Saint Paul, Minnesota, Housing and
--0.5%                                      Redevelopment Authority, Health Care System Revenue
                                            Refunding Bonds (Group Health Plan Inc. Project),
                                            6.90% due 10/15/2022                                                   4,392

                AA+       Aa2       2,190   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                            Series L, 6.70% due 7/01/2020                                          2,243


Missouri--0.8%  AAA       Aaa       7,000   Kansas City, Missouri, Airport Revenue Bonds, General
                                            Improvement, Series B, 6.875% due 9/01/2004 (g)(j)                     7,568

                NR*       Aaa       3,145   Missouri State Environmental Improvement and Energy Resource
                                            Authority, Water Pollution Revenue Bonds (State Revolving
                                            Funds Program), Series A, 5.75% due 7/01/2015                          3,200


Nevada--6.4%    AAA       Aaa       7,975   Clark County, Nevada, Passenger Facilities Charge Revenue
                                            Refunding Bonds (Las Vegas McCarran International), 4.75%
                                            due 7/01/2022 (i)                                                      6,624

                                            Clark County, Nevada, School District, GO:
                AAA       Aaa      15,000    6% due 6/15/2006 (c)(j)                                              15,828
                AAA       Aaa      10,830    Series A, 5.50% due 6/15/2018 (i)                                    10,503

                AAA       Aaa       5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                            Project), 6.55% due 10/01/2013 (a)                                     5,228

                AAA       Aaa       3,000   Las Vegas New Convention and Visitors Authority Revenue
                                            Bonds, 6% due 7/01/2019 (a)                                            3,041

                NR*       Aaa      16,775   Nevada State, GO, RITR, Series 36, 5.37% due 11/01/2025
                                            (c)(k)                                                                14,806


MuniYield Insured Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Nevada                                      Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
(concluded)                                 Pacific Power Company), AMT:
                AAA       Aaa     $15,000    6.65% due 12/01/2017 (a)                                          $  15,736
                AAA       Aaa       5,000    6.55% due 9/01/2020 (i)                                               5,045

                AAA       Aaa       5,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                            Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                   5,255


New Jersey      NR*       A3        3,200   New Jersey Health Care Facilities Financing Authority Revenue
--2.5%                                      Bonds (Hackensack University Medical Center), 6% due 1/01/2025         3,046

                AAA       Aaa       5,385   New Jersey State Transit Corporation, COP (Federal Transit
                                            Administration Grants), Series A, 5.75% due 9/15/2011 (a)              5,554

                AA        Aa2       5,990   New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Bonds, Series A, 6% due 6/15/2016        6,168

                AAA       Aaa       2,000   New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Refunding Bonds, Series A, 6%
                                            due 6/15/2004 (a)                                                      2,076

                AAA       Aaa      14,750   New Jersey State Turnpike Authority, Turnpike Revenue
                                            Refunding Bonds, Series A, 5.75% due 1/01/2017 (i)                    14,879


New Mexico      AAA       Aaa      10,000   Farmington, New Mexico, PCR, Refunding (Southern California
--0.9%                                      Edison Company), Series A, 5.875% due 6/01/2023 (i)                    9,943

                NR*       A         1,635   New Mexico Educational Assistance Foundation, Student Loan
                                            Revenue Refunding Bonds (Student Loan Program), AMT, First
                                            Sub-Series A-2, 6.65% due 11/01/2025                                   1,672


New York        AAA       Aaa       7,000   Metropolitan Transportation Authority, New York, Commuter
--10.4%                                     Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (c)(j)         7,469

                                            Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series B:
                AAA       Aaa      12,500    5.125% due 7/01/2024 (a)                                             11,011
                AAA       Aaa      14,435    4.75% due 7/01/2026 (c)                                              11,935

                AAA       Aaa      10,000   Metropolitan Transportation Authority, New York, Dedicated
                                            Tax Fund Revenue Bonds, Series A, 5% due 4/01/2029 (g)                 8,574

                AAA       Aaa      10,000   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Bonds, Series A, 5.70% due 7/01/2017 (i)            9,988

                AAA       Aaa      15,740   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                            7/01/2026 (c)                                                         13,014

                AAA       Aaa      25,830   New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, RITR,
                                            Series FR-6, 5.945% due 6/15/2026 (i)(k)                              24,732

                AAA       Aaa       6,180   New York City, New York, Educational Construction Fund
                                            Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (a)                5,830

                AAA       NR*      10,000   New York City, New York, GO, Series F, 5.75% due 2/01/2015 (g)        10,092

                AAA       Aaa       5,000   New York City, New York, Trust Cultural Resources Revenue
                                            Bonds (American Museum of Natural History), Series A, 5.65%
                                            due 4/01/2027 (i)                                                      4,818

                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                BBB+      Baa1      5,000    (Mount Sinai Health), Series A, 6.625% due 7/01/2019                  5,045
                BBB+      Baa1      9,850    (Mount Sinai Health), Series A, 6.50% due 7/01/2025                   9,682
                AAA       Aaa       6,000    (Pace University), 5.70% due 7/01/2022 (i)                            5,852

                NR*       NR*       6,000   New York State Energy Research and Development Authority, Gas
                                            Facilities Revenue Bonds, RITR, Series 9, 5.47% due
                                            1/01/2021 (i)(k)                                                       5,471


North           AAA       Aaa       2,500   Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
Dakota--0.7%                                (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)            2,528

                NR*       Aa3       6,720   North Dakota State Housing Finance Agency, Home Mortgage
                                            Revenue Refunding Bonds (Housing Finance Program), AMT,
                                            Series A, 6.40% due 7/01/2020                                          6,825


Ohio--0.2%      AAA       Aaa       2,500   Ohio State Higher Educational Facilities Commission, Mortgage
                                            Revenue Bonds (University of Dayton Project), 6.60% due
                                            12/01/2017 (c)                                                         2,655


Oklahoma--0.9%  AAA       Aaa      12,000   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                            (Health System--Obligation Group), Series A, 5.75% due
                                            8/15/2029 (i)                                                         11,476


Oregon--0.3%    AAA       Aaa       3,140   Oregon State Department of Administrative Services, COP,
                                            Series A, 6.25% due 5/01/2017 (a)                                      3,303


Pennsylvania    AAA       Aaa      12,000   Pennsylvania Intergovernmental Cooperative Authority, Special
--0.8%                                      Tax Refunding Bonds (Philadelphia Funding Program), 4.75%
                                            due 6/15/2023 (c)                                                      9,940


South           AAA       Aaa      10,000   Piedmont Municipal Power Agency, South Carolina, Electric
Carolina--1.5%                              Revenue Refunding Bonds, Series A, 4.75% due 1/01/2025 (i)             8,179

                AAA       Aaa       7,000   Spartanburg County, South Carolina, Hospital Facilities
                                            Revenue Refunding Bonds (Spartanburg General Hospital System),
                                            Series A, 6.625% due 4/15/2022 (g)                                     7,194

                NR*       NR*       4,200   Spartanburg County, South Carolina, Solid Waste Disposal
                                            Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                            11/01/2024                                                             4,447


Tennessee--0.7% AAA       Aaa       3,820   Johnson City, Tennessee, Health and Educational Revenue
                                            Refunding Bonds, 6.75% due 7/01/2016 (i)                               3,984

                AA        A1        4,490   Tennessee HDA, Mortgage Finance Revenue Bonds, AMT, Series A,
                                            6.90% due 7/01/2025                                                    4,584


Texas--7.7%     AAA       Aaa       1,880   Bexar, Texas, Metropolitan Water District, Waterworks System
                                            Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                       1,931

                AAA       Aaa      11,500   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), AMT, 6.50% due 12/01/2027 (a)              11,713

                AAA       Aaa       3,800   Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                            Company Project), AMT, Series A, 6.75% due 4/01/2022 (a)               3,972

                AAA       Aaa       7,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                            Light and Power), Series A, 6.70% due 3/01/2017 (a)                    7,309

                BBB-      Baa1     11,550   Dallas-Fort Worth, Texas, International Airport Facilities,
                                            Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                            AMT, 6.375% due 5/01/2035                                             10,971

                AA        Aa1       1,000   Harris County, Texas, Certificates of Obligation, 4.50% due
                                            10/01/2023                                                               796

                                            Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (l):
                A1+       NR*       9,500    5.80% due 12/01/2025                                                  9,500
                A1+       NR*       7,600    5.80% due 12/01/2026                                                  7,600

                AAA       Aaa       6,885   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                            Series A, 6.75% due 7/01/2021 (c)                                      7,143


MuniYield Insured Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                 Value
Texas           AAA       Aaa     $ 1,295   Houston, Texas, Water and Sewer System Revenue Bonds, Series A,
(concluded)                                 6.375% due 12/01/2022 (i)                                          $   1,357

                AAA       Aaa       6,000   Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
                                            Junior Lien, Series A, 6.20% due 12/01/2005 (i)(j)                     6,338

                AAA       Aaa      11,795   Matagorda County, Texas, Navigation District Number 1, Revenue
                                            Refunding Bonds (Houston Light and Power Company), Series A,
                                            6.70% due 3/01/2027 (a)                                               12,305

                AAA       Aaa       1,500   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), 6.55% due 10/01/2022 (c)                    1,527

                SP1+      MIG1++    7,000   Texas State, TRAN, Series A, 4.50% due 8/31/2000                       7,002

                AAAr      Aaa      10,000   Travis County, Texas, Health Facilities Development
                                            Corporation, Revenue Refunding Bonds, RITR, Series 4, 6.39%
                                            due 11/15/2024 (a)(k)                                                  9,530


Utah--0.7%      AAA       Aaa       5,200   Intermountain Power Agency, Utah, Power Supply Revenue
                                            Refunding Bonds, Series A, 6% due 7/01/2008 (i)                        5,446

                AAA       Aaa       4,000   Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                            6.125% due 12/01/2022 (c)                                              4,008


Vermont--0.3%   AAA       Aaa       3,400   Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                            due 11/01/2019 (g)                                                     3,441


Virginia--0.8%  AAA       Aaa       5,540   Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                 5,909

                AA+       Aa1       4,330   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, AMT,
                                            Series B, Sub-Series B-1, 6.375% due 7/01/2026                         4,389


Washington      AAA       Aaa       6,595   Chelan County, Washington, Public Utility District No. 001,
--11.7%                                     Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                            Series B, 6.35% due 7/01/2026 (i)                                      6,718

                AA+       Aa1      10,550   Port Seattle, Washington, GO, AMT, Series B, 5.75% due
                                            12/01/2025                                                            10,087

                AAA       Aaa      20,000   Seattle, Washington, Drain and Wastewater Utility Revenue
                                            Bonds, 5.75% due 11/01/2029 (i)                                       19,339

                AAA       Aaa       9,250   Seattle, Washington, Municipal Light and Power Revenue
                                            Bonds, 6% due 10/01/2024 (i)                                           9,238

                AAA       Aaa      10,000   Seattle, Washington, Water System Revenue Bonds, 5.25% due
                                            3/01/2024 (c)                                                          9,008

                AAA       Aaa       5,000   Snohomish County, Washington, Public Utility District
                                            Number 001, Electric Revenue Bonds (Generation System), AMT,
                                            Series B, 5.80% due 1/01/2024 (i)                                      4,807

                AAA       Aaa      11,750   Snohomish County, Washington, Public Utility District Number
                                            001, Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (g)      10,811

                AAA       Aaa       7,875   Spokane, Washington, Lease Revenue Refunding Bonds (Financing-
                                            Multi-Purpose Arena Project), AMT, Series A, 6.60% due
                                            1/01/2014 (a)                                                          8,184

                AAA       Aaa       8,705   Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                            Bonds, Series B, 5.50% due 12/01/2019 (a)                              8,303

                AAA       Aaa       2,000   University of Washington Alumni Association, Lease Revenue
                                            Bonds (University of Washington Medical Center-Roosevelt II),
                                            6.25% due 8/15/2012 (g)                                                2,084

                                            Washington State, GO:
                AA+       Aa1      10,955    Series A & AT-6, 6.25% due 2/01/2011                                 11,773
                AAA       Aaa      10,235    Series B, 6% due 1/01/2015 (g)                                       10,537
                AAA       Aaa       5,695    Series B, 6% due 1/01/2017 (g)                                        5,824
                AAA       Aaa      14,860    Series C, 5% due 1/01/2022 (c)                                       13,005

                AAA       Aaa       2,500   Washington State Health Care Facilities Authority, Revenue R
                                            efunding Bonds (Virginia Mason Obligation Group--Seattle),
                                            6.30% due 2/15/2017 (i)                                                2,549

                NR*       Aaa       4,000   Washington State Housing Finance Commission Revenue Bonds
                                            (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (f)                4,051

                AAA       Aaa      13,095   Washington State Public Power Supply System, Revenue
                                            Refunding Bonds (Nuclear Project Number 1), Series A, 6.25%
                                            due 7/01/2017 (i)                                                     13,314


West            AAA       Aaa       4,425   Harrison County, West Virginia, County Commission for
Virginia--0.4%                              Solid Waste Disposal Revenue Bonds (Monongahela Power),
                                            AMT, Series C, 6.75% due 8/01/2024 (a)                                 4,702


Wisconsin       AA        Aa2         595   Wisconsin Housing and EDA, Home Ownership Revenue Refunding
--2.0%                                      Bonds, AMT, Series B, 6.75% due 9/01/2025                                603

                                            Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                            Series A (i):
                AAA       Aaa       5,000    6% due 7/01/2015                                                      5,126
                AAA       Aaa      13,685    5.75% due 7/01/2023                                                  13,308

                                            Wisconsin State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Wheaton-Franciscan Services) (i):
                AAA       Aaa       3,955    6.50% due 8/15/2011                                                   4,100
                AAA       Aaa       2,000    6% due 8/15/2015                                                      2,009


                Total Investments (Cost--$1,243,024)--97.7%                                                    1,254,282

                Other Assets Less Liabilities--2.3%                                                               29,467
                                                                                                             -----------
                Net Assets--100.0%                                                                           $ 1,283,749
                                                                                                             ===========



             (a)AMBAC Insured.
             (b)Escrowed to maturity.
             (c)FGIC Insured.
             (d)FHA Insured.
             (e)FNMA Collateralized.
             (f)FNMA/GNMA Collateralized.
             (g)FSA Insured.
             (h)GNMA Collateralized.
             (i)MBIA Insured.
             (j)Prerefunded.
             (k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.


                See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$1,243,023,635)                               $1,254,282,311
                    Cash                                                                                         151,583
                    Receivables:
                      Securities sold                                                    $   31,960,331
                      Interest                                                               23,425,303       55,385,634
                                                                                         --------------
                    Prepaid expenses and other assets                                                             41,614
                                                                                                          --------------
                    Total assets                                                                           1,309,861,142
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   24,639,119
                      Dividends to shareholders                                                 865,437
                      Investment adviser                                                        497,453       26,002,009
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       110,022
                                                                                                          --------------
                    Total liabilities                                                                         26,112,031
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,283,749,111
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (17,600 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,945,880 shares
                      issued and outstanding)                                            $    6,194,588
                    Paid-in capital in excess of par                                        867,524,336
                    Undistributed investment income--net                                     14,050,752
                    Accumulated realized capital losses on investments--net                 (25,448,422)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                              (29,830,819)
                    Unrealized appreciation on investments--net                              11,258,676
                                                                                         --------------
                    Total--Equivalent to $13.62 net asset value per share
                    of Common Stock (market price--$12.00)                                                   843,749,111
                                                                                                          --------------
                    Total capital                                                                         $1,283,749,111
                                                                                                          ==============
                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                              $   37,913,197
Income:

Expenses:           Investment advisory fees                                             $    3,189,094
                    Commission fees                                                             560,282
                    Transfer agent fees                                                         102,699
                    Accounting services                                                          82,845
                    Professional fees                                                            53,713
                    Directors' fees and expenses                                                 37,921
                    Custodian fees                                                               35,521
                    Listing fees                                                                 30,725
                    Printing and shareholder reports                                             28,349
                    Pricing fees                                                                 11,734
                    Other                                                                        31,994
                                                                                         --------------
                    Total expenses                                                                             4,164,877
                                                                                                          --------------
                    Investment income--net                                                                    33,748,320
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                        (25,448,422)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                          25,306,612
Investments--Net:                                                                                         --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   33,606,510
                                                                                                          ==============

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                           April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                        2000             1999
Operations:         Investment income--net                                               $   33,748,320   $   68,300,367
                    Realized loss on investments--net                                       (25,448,422)     (18,426,435)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         25,306,612     (114,657,786)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               33,606,510      (64,783,854)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to:     Common Stock                                                          (26,450,891)     (55,416,688)
Shareholders:         Preferred Stock                                                        (8,350,982)     (11,920,330)
                    Realized gain on investments--net:
                      Common Stock                                                                   --       (1,149,610)
                      Preferred Stock                                                                --         (156,238)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (26,261,163)
                      Preferred Stock                                                                --       (3,569,034)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (34,801,873)     (98,473,063)
                                                                                         --------------   --------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --        9,382,082
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                             (1,195,363)    (153,874,835)
                    Beginning of period                                                   1,284,944,474    1,438,819,309
                                                                                         --------------   --------------
                    End of period*                                                       $1,283,749,111   $1,284,944,474
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $   14,050,752   $   15,104,305
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997      1996
Per Share           Net asset value, beginning of period          $   13.64  $   16.28  $   15.84  $   15.52   $   15.46
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .55       1.10       1.15       1.15        1.18
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.01)     (2.14)       .62        .54         .15
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .54      (1.04)      1.77       1.69        1.33
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                           (.43)      (.90)      (.88)      (.92)       (.91)
                      Realized gain on investments--net                  --       (.02)      (.16)      (.15)       (.09)
                      In excess of realized gain on
                      investments--net                                   --       (.43)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.43)     (1.35)     (1.04)     (1.07)      (1.00)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Capital charge resulting from the
                    issuance of Common Stock                             --         --         --       (.01)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Effect of Preferred Stock activity:++++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                         (.13)      (.19)      (.21)      (.25)       (.24)
                        Realized gain on investments--net                --         --++     (.08)      (.04)       (.03)
                      In excess of realized gain on
                      investments--net                                   --       (.06)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total effect of Preferred Stock activity           (.13)      (.25)      (.29)      (.29)       (.27)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   13.62  $   13.64  $   16.28  $   15.84   $   15.52
                                                                  =========  =========  =========  =========   =========
                    Market price per share, end of period         $   12.00  $  12.875  $   16.00  $ 14.8125   $   14.00
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on market price per share                 (3.49%)+++ (12.04%)    15.55%     13.92%      10.30%
Return:**                                                         =========  =========  =========  =========   =========
                    Based on net asset value per share                3.39%+++  (8.42%)     9.95%      9.89%       7.76%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses***                                  .99%*      .94%       .91%       .95%       1.12%
Average Net                                                       =========  =========  =========  =========   =========
Assets of           Total investment income--net***                   8.04%*     7.26%      7.10%      7.70%       9.14%
Common Stock:                                                     =========  =========  =========  =========   =========
                    Amount of dividends to Preferred Stock
                    shareholders                                      1.99%*     1.27%      1.28%      1.55%       1.85%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net, to Common Stock
                    shareholders                                      6.05%*     5.99%      5.82%      6.15%       7.29%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Total expenses                                     .65%*      .64%       .63%       .63%        .64%
Total Average Net                                                 =========  =========  =========  =========   =========
Assets:***++++      Total investment income--net                      5.28%*     4.95%      4.94%      5.17%       5.22%
                                                                  =========  =========  =========  =========   =========

Ratios Based on     Dividends to Preferred Stock
Average Net         shareholders                                      3.81%*     2.72%      2.87%      3.09%       2.45%
Assets of                                                         =========  =========  =========  =========   =========
Preferred
Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                  $ 843,749  $ 844,944  $ 998,819  $ 971,614   $ 701,473
                                                                  =========  =========  =========  =========   =========
                    Preferred Stock outstanding, end of
                    period (in thousands)                         $ 440,000  $ 440,000  $ 440,000  $ 440,000   $ 320,000
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               50.29%    121.88%    112.78%     98.91%     100.49%
                                                                  =========  =========  =========  =========   =========

Leverage:           Asset coverage per $1,000                     $   2,918  $   2,920  $   3,270  $   3,208   $   3,192
                                                                  =========  =========  =========  =========   =========

Dividends           Series A--Investment income--net              $     461  $     745  $     676  $     808   $     832
Per Share on                                                      =========  =========  =========  =========   =========
Preferred Stock     Series B--Investment income--net              $     461  $     675  $     737  $     813   $     835
Outstanding:                                                      =========  =========  =========  =========   =========
                    Series C--Investment income--net              $     472  $     752  $     673  $     812   $     841
                                                                  =========  =========  =========  =========   =========
                    Series D--Investment income--net              $     418  $     637  $     728  $     789   $     865
                                                                  =========  =========  =========  =========   =========
                    Series E--Investment income--net              $     492  $     640  $     726  $     797   $     842
                                                                  =========  =========  =========  =========   =========
                    Series F--Investment income--net              $     519  $     664  $     750  $     706          --
                                                                  =========  =========  =========  =========   =========
                    Series G--Investment income--net              $     480  $     661  $     728  $     675          --
                                                                  =========  =========  =========  =========   =========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++Includes Common and Preferred Stock average net assets.
              ++++++The Fund's Preferred Stock was issued on May 22, 1992 (Series
                    A, B, C, D and E) and January 27, 1997 (Series F and G).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc., April 30, 2000



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $607,045,969 and $610,319,104, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized gains as of April 30, 2000 were as follows:

                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $(20,404,366)   $11,258,676
Financial futures contracts        (5,044,056)            --
                                 ------------    -----------
Total                            $(25,448,422)   $11,258,676
                                 ============    ===========


As of April 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $11,258,676, of which $28,416,688 related to appreciated securities and $17,158,012 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $1,243,023,635.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 594,744 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.15%; Series B, 4.10%; Series C, 4.10%; Series D, 3.95%; Series E, 4.40%; Series F, 4.25%; and
Series G, 4.60%.

Shares issued and outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $225,315 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $24,114,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


MuniYield Insured Fund, Inc., April 30, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    81.4%
AA/Aa                                       8.9
A/A                                         0.4
BBB/Baa                                     2.7
NR (Not Rated)                              1.2
Other++                                     3.1


++Temporary investments in short-term municipal securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYI